UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 17, 2012

Date of Report (Date of earliest event reported)

FLEXPOINT SENSOR SYSTEMS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	0-24368 (Commission File Number)	87-0620425 (IRS Employer Identification No.)
106 West Business Park Drive, Draper, Utah (Address of principal executive offices)		84020 (Zip code)

Registrant’s telephone number, including area code:  801-568-5111

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

 (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On January 17, 2012, Flexpoint Sensor Systems, Inc. (the “Company”) dismissed Mantyla McReynolds LLC as our independent registered public accounting firm.  Mantyla McReynolds LLC’s report on the Company’s financial statements as of and for the year ended December 31, 2010, dated April 15, 2011, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that its report for the fiscal year ended December 31, 2010 contained a going concern qualification as to the Company’s ability to continue as a going concern.

Our board of directors approved the dismissal of Mantyla McReynolds LLC and there were no disagreements between the Company and Mantyla McReynolds LLC on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal year ended December 31, 2010 or any subsequent interim period preceding the date of dismissal.

There were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and Mantyla McReynolds LLC occurring during the fiscal year ended December 31, 2010 or any subsequent interim period preceding the date of dismissal.

On January 17, 2012, the Company engaged Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm.  The decision to engage Sadler, Gibb & Associates, LLC was approved by our board of directors and during the two most recent fiscal years ended December 31, 2011 and 2010, and through the date of engagement, neither we nor anyone on our behalf consulted with Sadler, Gibb & Associates, LLC regarding either:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Sadler, Gibb & Associates, LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)  any matter that was either the subject of a disagreement or a reportable event.

We provided a copy of this Current Report on Form 8-K to Mantyla McReynolds LLC prior to filing this report and we requested that Mantyla McReynolds LLC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this report.  Mantyla McReynolds LLC has furnished the requested letter and it is attached as exhibit 16.1

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter of agreement from Mantyla McReynolds LLC, dated January 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2012	FLEXPOINT SENSOR SYSTEMS, INC. By:/s/Clark M. Mower Clark M. Mower President and Chief Executive Officer

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